UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

October 23, 2007

NEW POWER TECH INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

	350 Fifth Avenue Suite #4304, New York, NY 10118	20-2779605
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(917) 346-1489
(Registrant's telephone
number, including area code)

United Nations Finance Securities Trade Center (Hokkaido) Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2007, United Nations Finance Securities Trade Center (Hokkaido) Inc., (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the State of Delaware changing the Company’s name to New Power Tech Inc.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 3.1. Certificate of Amendment filed with the State of Delaware

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW POWER TECH INC.

Date: November 8, 2007	By:	/s/ Lord Dr. Masaaki Ikawa
Lord Dr. Masaaki Ikawa
President